UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: August 25, 2026

KonaTel, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Former name or address, if changed since last report)

Delaware	001-10171	80-0973608
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 N. Central Expressway, Suite 500

Plano, Texas 75074

(Address of Principal Executive Offices, Including Zip Code)

(214) 323-8410

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01 Other Events

On August 13, 2026, KonaTel, Inc. (“KonaTel,” “we,” “our,” “us” or similar words of import) received notice from IM Telecom, LLC, an Oklahoma limited liability company (“IM Telecom”), of which we own a 51% investment membership interest, that on July 27, 2026, IM Telecom received notice from the United States Federal Communications Commission (respectively, the “FCC” and the “Notice”) regarding certain alleged violations of the FCC’s Lifeline Advantage Program rules.

IM Telecom advised us on August 13, 2026, that it believed it was not in violation of the FCC’s Lifeline Advantage Program rules and that it would be responding directly to the FCC in respect of all of these matters. A copy of the FCC’s Notice to IM Telecom accompanied our 8-K Current Report dated July 29, 2026, and filed with the United States Securities and Exchange Commission (the “SEC”) on August 14, 2026, a copy of which accompanies this Current Report in Hyperlink. See Section 9 – Financial Statements and Exhibits, Item 9.01, below.

IM Telecom filed a response to the FCC Notice on August 25, 2026, a copy of which is filed hereto as Exhibit 99 in Section 9 – Financial Statements and Exhibits, Item 9.01, below, and which is publicly available and is incorporated herein by reference. In summary, among other claims, IM Telecom respectfully claims that: (i) the FCC should not have terminated IM Telecom’s access to the National Lifeline Accountability Database (“NLAD”) because IM Telecom properly obtained affirmative consents from its subscribers prior to enrolling or transferring them; (ii) IM Telecom’s Lifeline Advantage Program requires monthly billings and collections and is not subject to the “Non-Usage” Rule of the Lifeline Advantage Program, which requires active use in any 30 day window; (iii) there was no unapproved transfer of control of IM Telecom as KonaTel owns a 51% membership interest in IM Telecom; (iv) IM Telecom, as required by the Lifeline Application Process, properly obtained subscriber personal identifiable information (“PII”); (v) the termination was done without satisfaction of the fundamental due process requirements available to IM Telecom; and (vi) the FCC Notice and the action taken by the FCC thereby exceeded the FCC’s delegated authority.

No assurance can be given that the FCC’s noticed action regarding IM Telecom may not result in adverse consequences to KonaTel, none of which cannot be determined at this time.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 99	IM Telecom Response to the FCC’s Notice dated August 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

8-K Current Report dated July 29, 2026 (Historical summary of IM Telecom’s ownership and IM Telecom’s Letter to KonaTel regarding the FCC Notice”), filed with the SEC on August 14, 2026.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KonaTel, Inc.

Date: August 28, 2026.	By:	/s/ D. Sean McEwen
D. Sean McEwen
Chairman, Chief Executive Officer and Director

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